INDEPENDENT AUDITORS' REPORT



The Board of Directors
Benchmark Systems of Va., Inc.


We have audited the balance sheet of Benchmark Systems of Va., Inc. as of December 31, 1994 and the related statements of operations, stockholders' equity (deficit) and cash flows for the years ending December 31, 1994 and 1993. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Benchmark Systems of Va., Inc. at December 31, 1994 and the results of its operations and its cash flows for the years ended December 31, 1994 and 1993 in conformity with generally accepted accounting principles.




Glass, Green, May & Associates, L.L.C.

/s/ Glass, Green, May & Associates, L.L.C.
Salt Lake City, Utah
August 26, 1995

BENCHMARK SYSTEMS OF VA., INC.

Balance Sheets


                                             12/31/94  6/30/95
ASSETS                                                 (Unaudited)
                                          ------------------------
Current Assets:
Cash                                      $  30,991    26,134
Trade accounts receivable, net of
  allowance for doubtful accounts of
  $68,266 at December 31, 1994 and
  $17,690 at  June 30, 1995
  (notes 2 and 6)                           367,907   383,460
Inventories (note 2)                        149,730   215,691
Advances to officers and
stockholders (note 8)                        22,454    9,344
Prepaid expenses and other assets            15,290    16,417
                                            -------   -------
Total current assets                        586,372   651,046

Property and equipment:
Leasehold improvements                      12,338    13,541
Furniture, fixtures and equipment          668,232   680,704
                                           -------   -------
Total property and equipment               680,570   694,245
                                           -------   -------
Less accumulated depr. & amort.           (500,962) (550,635)
                                           -------   -------
Net property and equipment                 179,608   143,610

Other assets                                10,675    2,337
                                           -------   -------
                                          $776,655   796,993
                                           =======   =======

See accompanying notes to the financial statements

Benchmark Systems of Va., Inc.

Balance Sheets

LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)

                                       12/31/94   6/30/95
                                                 (Unaudited)
                                       ----------------------
Current Liabilities:
     Line of credit with
       commercial bank (note 2)       $   55,000   229,500
     Accounts payable (note 7)           272,015   468,431
     Accrued liabilities                  68,844    23,227
     Customer deposits                     5,618      -
     Deferred revenue                    262,336   208,378
                                         -------   -------
     Total current liabilities           663,813   929,536

Stockholders' equity (deficit):
     Common stock, $10 par value;
     authorized 1,500 shares; 310 shares
     issued and outstanding (note 7)       3,100     3,100
     Retained earnings
     (accumulated deficit)               109,742  (135,643)

Total stockholders' equity (deficit)     112,842  (132,543)
                                         -------   -------
                                      $  776,655   796,993
                                         =======   =======

See accompanying notes to financial statements.

BENCHMARK SYSTEMS OF VA., INC.

Statements of Operations


                                       Year ended            Six month ended
                                   12/31/94    12/31/93    6/30/95     6/30/94
                                                         (Unaudited)
Net service and sales revenue
  (note 6)                          $4,729,807   3,924,852  1,940,680   2,726,027
Cost of goods sold and
other direct costs                 3,003,386   2,369,607  1,280,475   1,711,027

     Gross profit                  1,726,421   1,555,245    660,205   1,015,000


Selling, general & administrative
  expenses (notes 3, 4, 5)         1,678,079    1,605,807   804,109     910,478

Operating income (loss                48,342     (50,562) (143,904)    104,522

Other income (expense):
     Interest expense                 (7,771)    (11,504)   (7,041)     (4,086)
     Other, net                           -         2,481     -             -
     Total other income (expense      (7,771)     (9,023)   (7,041)     (4,086)

         Net income (loss)       $    40,571     (59,585)  (150,945)    100,436

See accompanying notes to financial statements

BENCHMARK SYSTEMS OF VA., INC.

Statements of Stockholders' Equity (Deficit)

December 31, 1994 and 1993 and June 30, 1995



                                Common Stock        Retained       Total
                             -------------------    Earnings       Stockholders'
                             Number of              (Accumulated   Equity
                               Shares     Amount    Deficit)       (Deficit)
                             ---------   --------   ----------     -----------
Balance at 1/1/93                310      $3,100    $356,564        $359,664

Net loss year ended 12/ 31/93    -           -       (59,585)        (59,585)

Distributions to stockholders    -           -       (140,239)      (140,239)
                              -------     -------    --------       --------
Balance at 12/31/93              310       3,100      156,740        159,840

Net income year ended 12/31/94    -          -         40,571         40,571

Distributions to
stockholders (unaudited)          -          -        (87,569)       (87,569)
                             --------    ---------    ---------     ---------
Balance at December 31, 1994     310       3,100      109,742        112,842
Net loss six months ended
June 30, 1995 (Unaudited)          -         -       (150,945)      (150,945)

Distributions to stockholders
  (unaudited)                      -         -        (94,440)       (94,440)
                             --------    --------    --------      ----------
Balance at 6/30/95 (unaudited)   310      $3,100     (135,643)     ($132,543)

See accompanying notes to financial statements.

BENCHMARK SYSTEMS OF VA., INC.

Statements of Cash Flows

                                          Year ended          Six months ended
                                       12/31/94   12/31/93    6/30/95   6/30/94
                                                             (Unaudited)
                                       -------------------   --------------------
Cash flows from operating activities:
Net income (loss)                     $  40,571    (59,585)  (150,945)  100,436

Adjustments to reconcile net income
  (loss)to net cash provided by
  (used in) operating activities:

Depreciation and amortization            89,703    102,464    450,463    46,895

Net change in current assets
  and liabilities:

     Trade accounts receivable           (3,256)   125,904    (15,553)   (1,810)

     Advances to officers
     and stockholders                    22,700    (45,154)    13,110    26,683

     Inventories                        104,040     48,090    (65,961)   34,894

     Other current assets                (7,282)       557     (1,127)  (19,473)

     Customer deposits                   (7,442)    (6,266)    (5,618)    1,368

     Deferred revenue                    26,708     63,061    (53,958)   57,627

     Accounts payable and
     accrued liabilities                 52,316    (53,209)   150,799    25,478

Net cash provided by                    -------    -------    -------   -------
(used in) operating activities          318,058    175,862    (78,790)  272,098

Cash flows from investing activities:

     Equipment purchases                (76,467)  (124,696)   (13,675)  (48,657)
     Decrease (increase)
       in other assets                   (2,913)     3,405      8,338     4,938
     Other                                1,224       (535)      (790)     (735)
                                        --------  ---------    -------  --------
Net cash used in investing activites    (78,156)  (121,826)    (6,127)  (44,454)

Cash flows from financing activities:

    Repayments of bank line of credit  (130,184)   (14,879)      -     (173,934)
    Borrowings on line of credit           -       109,000    174,500      -
    Distributions to stockholders       (87,569)  (140,239)   (94,440)  (45,232)
Net cash provided by (used in)         ---------  ---------   -------- ---------
  financing activities                 (217,753)   (46,118)    80,060  (219,166)

                                       --------    --------    --------  --------
Net increase (decrease) in cash          22,149      7,918     (4,857)    8,478

Cash at beginning of period               8,842        924     30,991     8,842
                                       --------    -------    -------    ------
Cash at end of period                  $ 30,991      8,842     26,134    17,320
                                       ========    =======    =======    ======


Supplemental disclosures of cash flow information:

Cash paid during the period for:

    Interest                          $   7,748    11,50        7,041     4,086
                                        =======   =======      =======   ======

See accompanying notes to financial statements.

BENCHMARK SYSTEMS OF VA., Inc.

Notes to Financial Statements
December 31, 1994 and 1993 and June 30, 1995 and 1994


(1)  Organization, Line of Business, & Summary of Accounting
     Policies

     (a)     Organization and Line of Business

          Benchmark Systems of Va., Inc. (the Company) is a value added reseller of computer hardware and software. Its customers consist primarily of credit unions and medical offices. The company maintains its corporate headquarters and sales facilities in the eastern United States.

     (b)     Inventories

          Inventories are stated at the lower of cost or market.
     Cost is determined using the first-in, first-out method. All inventories consist of purchased computers and certain peripheral equipment, purchased software, computer parts and supplies.

     (c)     Property and Equipment

          Property and equipment are stated at cost. Depreciation is calculated using accelerated and straight-line methods over the estimated useful lives of the assets.

     (d)     Income Taxes

          The Company has elected to be treated as an S Corporation under the Internal revenue code and as such all items of taxable income, loss and credit flow through to the individual stockholders and the Company has no income tax liability or expense for Federal or state income tax purposes.

     (e)     Deferred Revenue

          Amounts billed as software license and maintenance fees and hardware maintenance fees are deferred and recognized on a straight-line basis over the term of the maintenance contracts.

     (f)     Basis of Presentation

          In the opinion of management, the accompanying unaudited financial statements contain all the adjustments necessary to fairly present the Company's financial position as of June 30, 1995 and its results of operations and cash flows for the six months ended June 30, 1995 and 1994. The results of operations for the six months ended June 30, 1995 may not be indicative of the results that may be expected for the year ending December 31, 1995.

(2)     Line of Credit with Commercial Bank

     The line of credit with a commercial bank bears interest at the rate of prime plus 1/2 %, with interest payable monthly and principal payable on the due date of April 30, 1995 which was subsequently renewed until June 30, 1995, with payment on demand subsequent to June 30, 1995. The line of credit is secured by inventories, accounts receivable and personal guarantees of the stockholders.

(3)  Leases

     The Company leases real estate and personal property under leases expiring through 1999. The Company's principal lease of real estate is from a former stockholder under a lease agreement which provides for annual increases based on the consumer price index.

     As of December 31, 1994 future minimum lease payments under the noncancelable operating leases with initial or remaining lease terms in excess of one year were as follows:


          Year ending
              1995                    $ 154,368
              1996                      160,046
              1997                      159,344
              1998                      149,537
              1999                      106,015
        Thereafter                         -
     Total minimum lease payments     $ 729,310
                                       ========

     Rental expense for operating leases was $134,384 and $103,040 for the years ended December 31, 1994 and 1993 respectively. Rental expense for the six months ended June 30, 1995 and 1994 was $67,029 and $63,787, respectively.


(4)     Employee Savings Plan

     All eligible employees of the Company are included in the Company's 401(K) savings plan. Under the 401(K) plan the Company matches 25% of the employees' contributions up to three percent of gross pay. During the years ended December 31, 1994 and 1993, the Company contributed $9,456 and $9,576, respectively to the 401(K) plan and $3,122 and $3,989 respectively during the six months ended June 30, 1995 and 1994.


(5)     Commitments

     The company has non-compete and consulting agreements with a former stockholder, and a corporation owed by this person. Under the terms of these agreements the company paid a total of $150,438 and $150,875 respectively for the years ended December 31, 1994 and 1993 and $75,000 for each of the six months ended June 30, 1995 and 1994. These commitments expire in 1995.


(6)     Credit Concentrations

     The Company's customers are primarily in the medical and credit union markets and are located in the eastern United States. No single customer accounted for more than 5 percent of sales for any period presented in the finamcial statements, or of the accounts receivable balance at December 31, 1994 or June 30, 1995.


(7)     Subsequent Event

     Subsequent to December 31, 1994 and effective June 30, 1995,
100% of the Company's outstanding common stock was purchased by CUSA Technologies, Inc. (CTI). CTI principally develops, sells and supports credit union, medical and rental software.

     In consideration for the Company's common stock the shareholders received 380,000 shares of CTI's restricted common stock and $1,000,000 in cash to be paid by January 1996.

     At June 30, 1995 the Company owed CTI a total of $239,051 representing amounts due for goods, services, royalties and payroll paid or provided to the Company by CTI.


(8)     Related Party Transactions

     At December 31, 1994 and June 30, 1995 the Company had advanced $22,454 and $9,344, respectively, to officers and stockholders of the Company.

CUSA TECHNOLOGIES, INC.

Note: A cover page and the footnotes to the pro forma statements follow the June 30, 1994 and March 31, 1995 pro forma income statements below (the pro forma balance sheet follows the footnotes).

Pro forma Condensed Consolidating Statement of Operations
For the year ending June 30, 1994


                         Consolidated
                           Pro Forma
                            Balance
                          (Excluding                                  Consolidated
                          Benchmark of   Benchmark of     Pro Forma     Pro Forma
                           Va., Inc)       Va., Inc.     Adjustments    Balance
                          -----------    ------------    -----------   ----------
Net Sales                 $32,406,759     4,648,907(1)      (204,370)  36,851,296

Cost of goods sold         13,810,892     2,903,439(1)      (204,370)  16,509,961

Gross profit               18,595,867     1,745,468      -20,341,335

Selling, general and
  administrative expense   19,836,893     1,732,672(4)       128,557   21,698,122

Operating income (loss)    (1,241,026)       12,796             -      (1,356,787)

Other income (expense):
Interest, net                (365,786)      (10,523)                     (376,309)
Other                         414,285          -                          414,285

Earnings (loss)
  before income taxes      (1,192,527)        2,273             -      (1,318,811)
Income taxes                 (477,011)         -  (2)        (50,514)    (527,525)

Net income (loss) before
  preferred stock dividends  (715,516)        2,273             -        (791,287)

Less pref. stock dividends    120,000          -                -         120,000

Net income (loss) available
  to common shareholders   $ (595,516)        2,273             -        (671,287)

Loss per common share                                                          (0)


Weighted average number of shares outstanding                 7,763,634

See accompanying notes to condensed pro forma financial statements.

CUSA TECHNOLOGIES, INC.

Pro forma Condensed Consolidating Statement of Operations
For the nine months ending March 31, 1995


                          Consolidated
                           Pro forma
                            Balance
                           (excluding                                     Consolidated
                           Benchmark of    Benchmark of     Pro forma      Pro forma
                            Va., Inc.)       Va., Inc.      Adjustments      Balance
Net Sales                 $  26,143,523    2,951,327(1)      (134,357)     28,960,493
Cost of goods sold           12,380,126    1,916,088(1)      (134,357)     14,161,857
Gross profit                 13,763,397    1,035,239             -         14,798,636
Selling, general and
administrative expense       13,103,244    1,159,442(4)        96,418      14,359,104
Operating income (loss)         660,153     (124,203)            -            439,532
Other income (expense):
Interest, net                  (349,272)      (5,395)                        (354,667)
Other                           (35,767)        -                             (35,767)
Earnings (loss) before
  income taxes                  275,114     (129,598)             -            49,098
Income taxes                    110,046         -  (2)         (90,407)        19,639
Net income(loss) before
preferred stock dividends       165,068     (129,598)             -             29,459
Less preferred stock dividends   90,000         -                 -             90,000
Net income (loss) available
to common share holders       $  75,068     (129,598)                0         (60,541)


Loss per common share                                                               (0)


Weighted average number of shares outstanding         8,143,634

See accompanying notes to condensed pro forma financial statements.

PRO FORMA CONDENSED CONSOLIDATING FINANCIAL STATEMENTS

     The following pro forma condensed consolidating balance sheet as of March 31, 1995 and the related pro forma condensed consolidating statements of operations for the nine months ending March 31, 1995 and the fiscal year ending June 30, 1994 are based on the consolidated Pro forma balance sheet of CUSA Technologies, Inc. (CTI) as previously reported on form 10-QSB (Amendment No. 1) for the quarter ended March 31, 1995 (which included the historical consolidated financial statements of CTI adjusted to reflect the
(1) acquisition of Benchmark Computer Systems, Inc. and subsidiaries (collectively, Benchmark), (2) the acquisition of RK
& DR Concepts, Inc. dba: Versyss Data Systems (VDS), (3) the acquisition of Outside Force, Inc. (OFI), (4) the acquisition of Computer Ease, (5) the merger with Sierra Surgery Center, Inc., and
(6) the merger with Medical Computer Management, Inc. and it's subsidiaries (collectively, MCMI) assuming the acquisitions were completed as of the beginning of the periods for the statements of operations and as of March 31, 1995 for the balance sheet.), and the acquisition of Benchmark Systems of Va., Inc. (Virginia)

     The pro forma condensed consolidating financial statements should be read in conjunction with the audited financial statements of CTI, Benchmark, VDS, MCMI and Virginia and the related notes thereto. The pro forma adjustments include certain assumptions as discussed in the accompanying notes and are subject to change. Furthermore, the pro forma condensed consolidated results of operations are not necessarily indicative of actual results which might have occurred had the acquisitions occurred on the dates indicated or of results that may be obtained in the future.

                          CUSA TECHNOLOGIES, INC.

      Notes to Pro Forma Condensed Consolidating Financial Statements


(1)  General Assumptions


     The accompanying pro forma condensed balance sheet as of March 31, 1995 and the pro forma condensed consolidating statements of operations for the nine months ending March 31, 1995 and the year ended June 30, 1994 were prepared based on the following assumptions:

          o The pro forma adjustments were made assuming the companies were combined as of the beginning of the periods for the statements of operations and as of the end of the period for the balance sheet.

(2)  Pro Forma Adjustments

     The adjustments to the accompanying condensed pro forma balance sheet as of March 31, 1995 and the pro forma condensed statements of operations for the nine months ending March 31, 1995 and the year ending June 30, 1994 are as follows:

          (1) Adjustment to eliminate software and royalty fees charged to Virginia by CUSA.

          (2) Adjustment to record income tax benefit at the estimated effective rate of 40% of net income
               (loss) before income taxes.

          (3)  Adjustment to record acquisition of Benchmark
               Systems of Va., Inc.

          (4) Adjustment to amortize goodwill acquired on the acquisitions over a period of fifteen years on a straight-line basis.

     CUSA TECHNOLOGIES, INC.

Pro forma Condensed Consolidating Balance Sheet
March 31, 1995


                                    Consolidated
                                     Pro Forma
                                     Balance
                                    (excluding   Benchmark     Total                  Consolidated
                                    Benchmark      Systems    Combined    Pro forma    Pro forma
                                   of Va., Inc)  of Va. Inc.   Balance   Adjustments    Balance
 ASSETS                             -----------   ----------   --------   ----------  ------------
Current Assets:
Cash and cash equivalents           $ 1,341,779   (26,537)   1,315,242(3) (100,000)   1,215,242
Trade accounts receivable, net        4,747,459   342,057    5,089,516                5,089,516
Receivables from related parties        181,560    42,036      223,596                  223,596
Inventories (net of obsolesence)      1,674,465   155,312    1,829,777                1,829,777
Prepaid and other assets                175,565    36,525      212,090                  212,090

Total current assets                  8,120,828   549,394    8,670,222                8,570,222


Property and equipment:
   Land                                 297,688         0      297,688                  297,688
   Building and improvements          2,138,339         0    2 138,339                2,138,339
   Equipment                          1,284,094         0    1,284,094                1,284,094
   Office furniture, fixtures,
   and equipment                        744,503   549,601    1,294,104                1,294,104
   Vehicles                              66,821   106,101      172,922                  172,922
   Leasehold Improvements                12,306    13,541       25,847                   25,847
   Software                              85,441   (45,954)      39,487                   39,487

                                      4,629,192   623,290    5,252,482       -        5,252,482

 Less accumulated depreciation          750,738   452,316    1,203,054                1,203,054

       Net property and equipment     3,878,454   170,974    4,049,428       -        4,049,428

 Equipment under capital lease, net     297,842     1,841      299,683                  299,683
 Receivables from related parties       170,688     6,778      177,466                  177,466
 Software development and
 acquisition costs                    2,964,427         0    2,964,427                2,964,427
 Excess purchase price over fair
 value of net tangible                        0         0            0
 and identifiable intangible
 assets acquired                      9,317,236         0    9,317,236(3) 1,928,361  11,245,597
 Other assets                           178,901     9,989      188,890      188,890

Total Assets                       $ 24,928,376   738,975   25,667,351        -      27,495,712
                                    ==========   ========   ==========    =========  ==========


 LIABILITIES AND EQUITY
 Current liabilites:
   Lines of credit with bank       $    143,747         0      143,747                  143,747
   Current installments of
   long-term debt and
   subordinated long-term debt          570,403         0      570,403                  570,403
   Current installments of
   obligations under
   capital leases                       155,789         0      155,789                  155,789
   Accounts payable                   2,262,303   251,228    2,513,531                2,513,531
   Accrued liabilities                2,716,296   233,674    2,949,970                2,949,970
   Income taxes payable                 379,084         0      379,084                  379,084
   Payables to related parties        1,360,434         0    1,360,434(3)   900,000   2,260,434
   Deferred revenue                   5,523,328    56,934    5,580,262                5,580,262


       Total current liabilites      13,111,384   541,836   13,653,220        -      14,553,220

   Long-term line of credit             995,000   175,500    1,170,500                1,170,500
   Long-term debt and subordinated
   long-term debt, excluding
   current installments               1,903,652         0    1,903,652                1,903,652
   Obligations under capital leases,
   excluding current installments       215,794         0      215,794                  215,794
   Minority interest in susidiary         2,826         0        2,826                    2,826
   Deferred income tax liability        288,938         0      288,938                  288,938

       Total liabilites              16 517,594   717,336   17,234,930        -      18,134,930


 Stockholders Equity:
   Series A convertible
   preferred stock                        1,000         0        1,000                    1,000
   Common stock                           7,764     3,100       10,864(3)    (2,720)      8,144
   Additional paid in capital         7,389,579         0    7,389,579(3)   949,620   8,339,199
   Retained earnings                  1,012,439    18,539    1,030,978(3)   (18,539)  1,012,439

       Total stockholders' equity     8,410,782    21,639    8,432,421        -       9,360,782

   Total liability &
   stockholders equity            $  24,928,376   738,975   25,667,351        -      27,495,712
                                  ============    =======   ==========     ========= ===========

See accompanying notes to condensed pro forma financial statements.

                                 SIGNATURES

     Pursuant to the requirements of section 13 or 15(d) of the Securities
& Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: September 13, 1994

                                          CUSA TECHNOLOGIES, INC.


                                          By /s/ Michael K. Hirano
                                          Michael K. Hirano, C.F.O.